Exhibit 10.5

Amendments to
Dollar Tree Stores, Inc.
Stock Plans

1.            2004 Executive Officer Equity Plan

 (a)  Article 4, Section 4.2 (f) of the 2004 Executive Officer Equity Plan shall be amended and restated in its entirety as follows:

(f)            To prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, in the event of any corporate transaction or event such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction or event affecting the Stock with respect to which Awards have been or may be issued under the Plan (any such transaction or event, a “Transaction”), then the Committee shall, in such manner as the Committee deems equitable:  (A) make a proportionate adjustment in 1) the maximum number and type of securities as to which awards may be granted under this Plan, 2) the number and type of securities subject to outstanding Awards, 3) the grant or exercise price with respect to any such Award, 4) the performance targets and goals appropriate to any outstanding Performance Shares or Performance Units, and 5) the per individual limitations on the number of securities that may be awarded under the Plan (any such adjustment, an “Antidilution Adjustment”); provided, in each case, that with respect ISOs, no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; with respect to all Options, no such adjustment shall be authorized to the extent that such adjustment violates the provisions of Treasury Regulation 1.424-1 and Section 409A of the Code or any successor provisions; with respect to all Awards for Performance Shares or Performance Units, no such adjustment shall violate the requirements applicable to Awards intended to qualify for exemption under Section 162(m) of the Code; and the number of shares of Stock subject to any Award denominated in shares shall always be a whole number; or (B) cause any Award outstanding as of the effective date of the Transaction to be cancelled in consideration of a cash payment or alternate Award (whether from the Company or another entity that is a participant in the Transaction) or a combination thereof made to the holder of such cancelled Award substantially equivalent in value to the fair market value of such cancelled Award.  The determination of fair market value shall be made by the Committee or the Board, as the case may be, in their sole discretion.  Any adjustments made hereunder shall be binding on all Participants.

(b)  Article 8 (k)(i) of the 2004 Executive Officer Equity Plan shall be amended and restated in its entirety as follows:

(i)             If the principal market for the Stock is a national securities exchange or the NASDAQ Stock Market, then “Fair Market Value” as of that date shall be the closing sale price of the Stock on the principal exchange or market on which the Stock is then listed or admitted to trading on such date.

2.            2003 Director Deferred Compensation Plan

(a)  The last sentence of the first paragraph of Section 3.2 of the 2003 Director Deferred Compensation Plan shall be amended and restated in its entirety as follows:

The amount of the credit to such Deferred Stock Account shall be the number of Shares (rounded to the nearest one hundredth of a Share) determined by dividing the amount of the Participant's Fees deferred in Shares during the immediately preceding quarter by the closing price of a Share as reported on the principal stock exchange where the Common Stock is listed on the Credit Date, or if there is no trading on such exchange on the Credit Date, on the immediately preceding trading day.

(b)  Section 4.4 of the 2003 Director Deferred Compensation Plan shall be amended and restated in its entirety as follows:

4.4  DETERMINATION OF OPTION AMOUNT. The number of Options issued to an Eligible Director under this Section 4 as of any Credit Date shall equal (i) the dollar amount of portion of his or her Fee which is to be paid in Options on such Credit Date divided by (ii) thirty-three percent (33%) of the closing price of a Share as reported on the principal stock exchange where the Common Stock is listed on the Credit Date, or if there is no trading on such exchange on the Credit Date, on the immediately preceding trading day.

(c)  Section 5.4 of the 2003 Director Deferred Compensation Plan shall be amended and restated in its entirety as follows:

5.4  CHANGES IN SHARES.  To prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, in the event of any corporate transaction or event such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction or event affecting the Shares which have been or may be issued under the Plan (any such transaction or event, a “Transaction”), then the Board shall, in such manner as the Board deems equitable:  (A) make a proportionate adjustment in 1) the maximum number and type of securities which may be issued under this Plan, and 2) the number and type of securities subject to outstanding accounts (any such adjustment, an “Antidilution Adjustment”); provided, in each case, that the number of Shares subject to any account denominated in shares shall always be a whole number; or (B) cause any right to receive Shares outstanding as of the effective date of the Transaction to be cancelled in consideration of a cash payment or alternate form of equity settlement (whether from the Company or another entity that is a participant in the Transaction) or a combination thereof made to the holder of such cancelled right substantially equivalent in value to the fair market value of such cancelled right.  The determination of fair market value shall be made by the Board of Directors in their sole discretion.  Any adjustments made hereunder shall be binding on all Participants. Notwithstanding the foregoing, any Antidilution Adjustments to be made to outstanding Options shall be as provided for in the terms of the appropriate plan.

3.            2003 Non-Employee Director Stock Option Plan

(a)  Section 3.2 of the 2003 Non-Employee Director Stock Option Plan shall be amended and restated in its entirety as follows:

3.2.   OPTION PRICE. The purchase price per share for the Shares covered by each option shall be the closing sale price on the Grant Date (the "Option Price") for a share of Common Stock as reported on the principal exchange or market on which the Common Stock is then listed or admitted to trading, or, if the Common Stock is not then so listed, as determined in good faith by the Board. Repricing of options after the date of grant shall not be permitted.

(b)  Section 4.4 of the 2003 Non-Employee Director Stock Option Plan shall be amended and restated in its entirety as follows:

4.4    CHANGES IN SHARES.  To prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, in the event of any corporate transaction or event such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction or event affecting the Common Stock with respect to which Options have been or may be issued under the Plan (any such transaction or event, a “Transaction”), then the Board shall, in such manner as the Board deems equitable:  (A) make a proportionate adjustment in 1) the maximum number and type of securities as to which Options may be granted under this Plan, 2) the number and type of securities subject to outstanding Options, 3) the grant or exercise price with respect to any such Options, and 4) the per individual limitations on the number of securities that may be awarded under the Plan (any such adjustment, an “Antidilution Adjustment”); provided, in each case, that with respect to all Options, no such adjustment shall be authorized to the extent that such adjustment violates the provisions of Treasury Regulation 1.424-1 and Section 409A of the Code or any successor provisions; and the number of shares of Common Stock subject to any Options denominated in shares shall always be a whole number; or (B) cause any Options outstanding as of the effective date of the Transaction to be cancelled in consideration of a cash payment or alternate equity award (whether from the Company or another entity that is a participant in the Transaction) or a combination thereof made to the holder of such cancelled Option substantially equivalent in value to the fair market value of such cancelled Option.  The determination of fair market value shall be made by the Board, as the case may be, in their sole discretion.  Any adjustments made hereunder shall be binding on all Holders.

4.            2003 Equity Incentive Plan

(a)  Article 4, Section 4.2(f) of the 2003 Equity Incentive Plan shall be amended and restated in its entirety as follows:

(f)             To prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, in the event of any corporate transaction or event such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction or event affecting the Stock with respect to which Awards have been or may be issued under the Plan (any such transaction or event, a “Transaction”), then the Committee shall, in such manner as the Committee deems equitable:  (A) make a proportionate adjustment in 1) the maximum number and type of securities as to which awards may be granted under this Plan, 2) the number and type of securities subject to outstanding Awards, 3) the grant or exercise price with respect to any such Award, 4) the performance targets and goals appropriate to any outstanding Awards for Performance Shares or Performance Units, and 5) the per individual limitations on the number of securities that may be awarded under the Plan (any such adjustment, an “Antidilution Adjustment”); provided, in each case, that with respect to ISOs, no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; with respect to all Options, no such adjustment shall be authorized to the extent that such adjustment violates the provisions of Treasury Regulation 1.424-1 and Section 409A of the Code or any successor provisions; with respect to all for Performance Shares or Performance Units, no such adjustment shall violate the requirements applicable to Awards intended to qualify for exemption under Section 162(m) of the Code; and the number of shares of Stock subject to any Award denominated in shares shall always be a whole number; or (B) cause any Award outstanding as of the effective date of the Transaction to be cancelled in consideration of a cash payment or alternate Award (whether from the Company or another entity that is a participant in the Transaction) or a combination thereof made to the holder of such cancelled Award substantially equivalent in value to the fair market value of such cancelled Award.  The determination of fair market value shall be made by the Committee or the Board, as the case may be, in their sole discretion.  Any adjustments made hereunder shall be binding on all Participants.

(b)  Article 8 (k)(i) of the 2003 Equity Incentive Plan shall be amended and restated in its entirety as follows:

(i)              If the principal market for the Stock is a national securities exchange or the NASDAQ Stock Market, then “Fair Market Value” as of that date shall be the closing sale price of the Stock on the principal exchange or market on which the Stock is then listed or admitted to trading on such date.

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